UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2018

LeMaitre Vascular, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33092

Delaware	04-2825458
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

63 Second Avenue

Burlington, MA 01803

(Address of principal executive offices, including zip code)

781-221-2266

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement

On April 5, 2018, LeMaitre Vascular, Inc. (the “Company”) entered into an agreement (the “Asset Purchase Agreement”) with Specialty Surgical Instrumentation, Inc. for the sale of assets related to the Reddick Cholangiogram Catheter and the Reddick-Saye Screw, which are general surgery products. Specialty Surgical Instrumentation, Inc. is a wholly-owned subsidiary of Symmetry Surgical, Inc. The Company consummated the transaction and divested the assets on April 5, 2018 (the “Closing Date”) for $7.4 million in cash at closing. Assets divested included inventory, equipment and other tangible assets, intellectual property, registrations and approvals, records and certain other assets.

The Asset Purchase Agreement contains customary representations and warranties and covenants by each party. Additionally, for a period of three years following the Closing Date, the Company has agreed not to engage in certain competitive activities with respect to the business sold. Both parties are obligated, subject to certain limitations, to indemnify the other under the Asset Purchase Agreement for certain customary and other specified matters, including breaches of representations and warranties, breaches of covenants and for certain liabilities and third-party claims.

The Company also entered into a transition services agreement and a long-term balloon supply agreement with Specialty Surgical Instrumentation, Inc. in connection with the divestiture.

The foregoing description of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such document, which will be filed with the Company’s Quarterly on Form 10-Q for the fiscal quarter ending March 31, 2018.

Item 7.01.    Regulation FD Disclosure

On April 5, 2018, the Company issued a press release announcing the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for any purpose.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K:

Exhibit	Document Description

99.1	Press Release dated April 5, 2018.

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release dated April 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: April 5, 2018	By:	/s/ David B. Roberts
David B. Roberts President